Exhibit 10.22a

CONFIDENTIAL TREATMENT REQUESTED

Certain portions of this document have been omitted pursuant to a request for Confidential Treatment and, where applicable, have been marked with “[***]” to indicate where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 1 TO THE CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO THE CREDIT AGREEMENT (this “Amendment”), dated as of July 15, 2016 (the “Effective Date”), is entered into by and among Domino Solar Ltd, as Borrower (the “Borrower”) and Credit Suisse AG, New York Branch, as Agent (in such capacity, the “Agent”) and as a Funding Agent (in such capacity, the “CS Funding Agent”) and relates to the Credit Agreement, dated as of March 31, 2016  (the “Credit Agreement”), by and among the Borrower, SolarCity Corporation, as Performance Guarantor and as Manager, Dom Solar Lessor I, LP, as Original Lessor, the Agent, the Lenders from time to time party thereto, each Funding Agent from time to time party thereto and U.S. Bank National Association, as Paying Agent and as Custodian.

RECITALS

WHEREAS, the Borrower has requested that certain definitions used in the Credit Agreement be amended and new definitions be added as more fully described herein.

WHEREAS, this Amendment shall be effective, in accordance with Section 10.2 of the Credit Agreement, if signed by the Borrower, the Agent and the Funding Agents representing all the Lenders.

WHEREAS, the CS Funding Agent represents all the Lenders.

WHEREAS, the parties hereto are willing to agree to such amendment on the terms and subject to the conditions of this Amendment.

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

Section 1.01.Defined Terms.

Capitalized terms used but not defined or modified in this Amendment shall have the respective meanings assigned to them in the Credit Agreement.

Section 2.01.Amendment.

(a) Exhibit A to the Agreement is hereby amended by deleting the definition of “Excess Concentration Amount” in its entirety and replacing it with the following:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

““Excess Concentration Amount” shall mean, as of any date of determination, without duplication, the sum of the following (terms used in this definition and not defined herein shall have the meanings set forth in the Master Lease Agreement):

(i)the amount by which the aggregate Discounted Solar Asset Balance of all Eligible Solar Assets which have affiliated Customer Agreements that are partially prepaid exceeds [***]% of the Aggregate Discounted Solar Asset Balance;

(ii)the amount by which the aggregate Discounted Solar Asset Balance of all Eligible Solar Assets which have affiliated Customer Agreements that are fully prepaid exceeds [***]% of the Aggregate Discounted Solar Asset Balance;

(iii)the amount by which the aggregate Discounted Solar Asset Balance of all Eligible Solar Assets for which the related PV Systems are located in the Highest State Concentration exceeds [***]% of the Aggregate Discounted Solar Asset Balance;

(iv) the amount by which the aggregate Discounted Solar Asset Balance of all Eligible Solar Assets for which the related PV Systems are located in any one Project State other than the Highest State Concentration exceeds [***]% of the Aggregate Discounted Solar Asset Balance;

(v)the amount by which the aggregate Discounted Solar Asset Balance of all Eligible Solar Assets for which the related PV Systems are interconnected with Highest Utility Concentration exceeds [***]% of Aggregate Discounted Solar Asset Balance;

(vi)the amount by which the aggregate Discounted Solar Asset Balance of all Eligible Solar Assets for which the related PV Systems are interconnected with any single utility other than the Highest Utility Concentration exceeds [***]% of Aggregate Discounted Solar Asset Balance;

(vii)the amount by which the aggregate Discounted Solar Asset Balance of all Eligible Solar Assets for which the related PV Systems were installed for any one Investment Grade Host Customer exceeds [***]% of the Aggregate Discounted Solar Asset Balance;

(viii) the amount by which the aggregate Discounted Solar Asset Balance of all Eligible Solar Assets for which the related PV Systems were installed for Shadow-Rated Investment Grade Host Customers exceeds [***]% of the Aggregate Discounted Solar Asset Balance;

(ix)other than during the Ramp-Up Period, the amount by which the aggregate Discounted Solar Asset Balance of all Eligible Solar Assets for which the related PV Systems were installed for any three Investment Grade Host Customers exceeds [***]% of the Aggregate Discounted Solar Asset Balance;

(x)other than during the Ramp-Up Period, the amount by which the aggregate Discounted Solar Asset Balance of all Eligible Solar Assets for which the related PV Systems were installed for any five Investment Grade Host Customers exceeds [***]% of the Aggregate Discounted Solar Asset Balance;

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

(xi)the amount by which the aggregate Discounted Solar Asset Balance of all Eligible Solar Assets for which the related Host Customers meet the Minimum Credit Standard, but are not Investment Grade Host Customers, Near Investment Grade Host Customers or Low Investment Grade Shadow-Rated Host Customers exceeds [***]% of the Aggregate Discounted Solar Asset Balance;

(xii)the amount by which the aggregate Discounted Solar Asset Balance of all Eligible Solar Assets for which the related Host Customers are Near Investment Grade Host Customers exceeds [***]% of the Aggregate Discounted Solar Asset Balance;

(xiii) the amount by which the aggregate Discounted Solar Asset Balance of all Eligible Solar Assets for which the related Host Customer meets the Minimum Credit Standard, but is not an Investment Grade Host Customer (excluding the Host Customer Kauai Island Utility Cooperative) exceeds [***]% of the Aggregate Discounted Solar Asset Balance;

(xiv)the amount by which the aggregate Discounted Solar Asset Balance of all Eligible Solar Assets for which the related Host Customer’s primary business relates to the purchase, sale, management, maintenance, leasing or brokerage of real estate properties exceeds [***]% of the Aggregate Discounted Solar Asset Balance;

(xv)other than during the Ramp-Up Period, the amount by which the aggregate Discounted Solar Asset Balance of all Eligible Solar Assets for which the related PV Systems are located in a single county exceeds [***]% of the Aggregate Discounted Solar Asset Balance;

(xvi)the amount by which the aggregate Discounted Solar Asset Balance of all Eligible Solar Assets for which the related PV Systems are Customer-Owned Virtual Net Metering Systems exceeds [***]% of the Aggregate Discounted Solar Asset Balance;

(xvii)the amount by which the aggregate Discounted Solar Asset Balance of all Eligible Solar Assets for which the related PV Systems are Landlord-Owned Virtual Net Metering Systems exceeds [***]% of the Aggregate Discounted Solar Asset Balance;

(xviii)the amount by which the aggregate Discounted Solar Asset Balance of all Eligible Solar Assets for which the related PV Systems include a peak-shaving battery system exceeds [***]% of the Aggregate Discounted Solar Asset Balance;

(xix)the amount by which the aggregate Discounted Solar Asset Balance of all Eligible Solar Assets for which (a) the related PV System is located on property that is not owned by the Host Customer, (b) the related Host Customer is not an Investment Grade Host Customer, and (c) evidence of landlord consent has not been provided to the Lessee exceeds [***]% of the Aggregate Discounted Solar Asset Balance;

(xx)the amount by which the aggregate Discounted Solar Asset Balance of all Eligible Solar Assets for which the related PV Systems shall be installed (a) for Host Customers that are municipal governmental authorities or agencies or departments of municipal governmental authorities (“Municipal Customers”) and (b) on any of the following premises: school, airport, police department, fire department, municipal water or solid waste treatment facility, water storage facility, courthouse, prison, jail, medical or health facility, civic center, town hall, public utility facility, veteran housing, veteran service center, harbor, port, marina,

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

senior housing, defense facility, ground mount on land owned by a municipality or a border service facility (clause (b) collectively, “Approved Municipal Property Types”) exceeds [***]% of the Aggregate Discounted Solar Asset Balance;

(xxi)the amount by which the aggregate Discounted Solar Asset Balance of all Eligible Solar Assets for which the related PV Systems shall be installed for Municipal Customers on premises that are not an Approved Municipal Property Type (such Municipal Customers, “Non-Approved Municipal Property Type Customers”) exceeds [***]% of the Aggregate Discounted Solar Asset Balance;

(xxii)the amount by which the aggregate Discounted Solar Asset Balance of all Eligible Solar Assets for which the related PV Systems include “tracker” systems exceeds [***]% of the Aggregate Discounted Solar Asset Balance;

(xxiii)the amount by which the aggregate Discounted Solar Asset Balance of all Eligible Solar Assets for which the related Host Customers are Low Investment Grade  Shadow-Rated Host Customers (excluding the following Host Customers: (i) [***], provided that the aggregate size in MW of all PV Systems associated with such Host Customer does not exceed [***]kW, (ii) [***], provided that the aggregate size in MW of all PV Systems associated with such Host Customer does not exceed [***] and (iii) [***], exceeds [***]% of the Aggregate Discounted Solar Asset Balance;

(xxiv)the amount by which the aggregate Discounted Solar Asset Balance of all Eligible Solar Assets for which the related Host Customers are Shadow-Rated Investment Grade Host Customers with a shadow credit rating from the Moody’s RiskCalc software, exceeds [***]% of the Aggregate Discounted Solar Asset Balance;

(xxv)the amount by which the aggregate Discounted Solar Asset Balance of all Eligible Solar Assets for which the related Host Customer Agreements have a contract term of less than 20 years, exceeds [***]% of the Aggregate Discounted Solar Asset Balance; and

(xxvi)the amount by which the aggregate Discounted Solar Asset Balance of all Eligible Solar Assets for which the related Host Customers are considered Investment Grade Host Customers under Exhibit W of the Master Lease Agreement that are rated solely by Fitch, exceeds [***]% of the Aggregate Discounted Solar Asset Balance.”

(b)Exhibit A to the Agreement is hereby amended by adding the following definitions in alphabetical order:

“Low Investment Grade Shadow-Rated Host Customer” shall have the meaning set forth in the Master Lease Agreement.

“Near Investment Grade Host Customer” shall have the meaning set forth in the Master Lease Agreement.

“Shadow-Rated Investment Grade Host Customer” shall have the meaning set forth in the Master Lease Agreement.

Section 2.02Representations and Warranties

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

The Borrower hereby represents and warrants to the Agent and the CS Funding Agent that, after giving effect to this Amendment:  (a) the representations and warranties set forth in each of the Transaction Documents by the Borrower are true and correct in all material respects on and as of the Effective Date, with the same effect as though made on and as of such date (except to the extent that any representation and warranty expressly relates to an earlier date, then such earlier date), (b) as of the Effective Date, no Amortization Event or Event of Default has occurred and is continuing, (c) since March 31, 2016, there has not been a material adverse change with respect to the business or operations of any of the Borrower, the Original Lessor, the Performance Guarantor and the Manager, in each case that would materially inhibit such Person’s ability to perform its respective obligations under the Transaction Documents and the Master Lease Agreements to which it is a party, (d) the execution, delivery and performance of this Amendment in accordance with its terms and the consummation of the transactions contemplated hereby by the Borrower do not and will not (i) require any consent or approval of any Person, except for consents and approvals that have already been obtained, (ii) violate any Applicable Law, or (iii) contravene, conflict with, result in a breach of, or constitute a default under the Borrower’s organization documents, as the same may have been amended or restated, or contravene, conflict with, result in a breach of or constitute a default under (with or without notice or lapse of time or both) any indenture, agreement or other instrument, to which the Borrower is a party or by which it or any of its properties or assets may be bound and (e) all information furnished to the Agent and the CS Funding Agent in writing in connection with this Amendment is true and correct in all material respects.

Section 3.01. References in all Transaction Documents.

To the extent any Transaction Document contains a provision that conflicts with the intent of this Amendment, the parties hereby agree that the provisions herein shall govern.

Section 4.01.Counterparts.

This Amendment may be executed (by facsimile or otherwise) in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 4.02.Governing Law.

THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 4.03.Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment.

Section 4.04.Continuing Effect.

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Except as expressly amended hereby, each Transaction Document shall continue in full force and effect in accordance with the provisions thereof and each Transaction Document is in all respects hereby ratified, confirmed and preserved. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Credit Agreement or other Transaction Documents, including but not limited to any condition precedent to an Advance or Event of Default, other than as expressly set forth herein.

Section 4.05.Successors and Assigns.

This Amendment shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

[signature page follows]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties below have caused this Amendment to be duly executed by their respective duly authorized officers.

For and on behalf of

DOMINO SOLAR LTD, an exempted company incorporated in the Cayman Islands, as Borrower

By: /s/ Lyndon Rive

Name: Lyndon Rive

Title: President

CREDIT SUISSE AG, NEW YORK BRANCH,

as Agent and as CS Funding Agent

By: /s/ Patrick J. Hart

Name: Patrick J. Hart

Title:Vice President

By: /s/ Jason Muncy

Name: Jason Muncy

Title:Vice President

Acknowledged and Agreed:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as Committed Lender

By: /s/ Patrick J. Hart

Name: Patrick J. Hart

Title:Vice President

By: /s/ Jason Muncy

Name: Jason Muncy

Title:Vice President

MOUNTCLIFF FUNDING LLC, as Conduit Lender

By: /s/ Josh Borg

Name: Josh Borg

Title:Authorized Signatory

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.